Post-employment benefit obligations	12 Months Ended
Dec. 31, 2020
Disclosure of defined benefit plans [abstract]
Post-employment benefit obligations
16.   Post-employment benefit obligations

The Company maintains two non-contributory defined benefit pension plans covering substantially all employees at its U.S. operating subsidiary, U.S. Silver – Idaho, Inc. One plan covers salaried employees and one plan covers hourly employees. Benefits for the salaried plan are based on salary and years of service. Hourly plan benefits are based on negotiated benefits and years of service. The Company’s funding policy is to contribute annually the minimum amount prescribed, as specified by applicable regulations. The expected average service life of the active plan participants as at December 31, 2020 is approximately 9 years.

The amounts recognized in the consolidated statements financial position are as follows:

	December 31,	December 31,
	2020	2019

Present value of funded obligations	34,024	29,519
Fair value of plan assets	20,626	19,382
Deficit of funded plans	$13,398	$10,137

The movements in the defined benefit obligations are as follows:

	December 31,	December 31,
	2020	2019

Obligations, beginning of year	$29,519	$25,068
Current service costs	753	579
Interest costs	949	1,048
Benefits paid	(1,111)	(1,043)
Actuarial loss	3,914	3,867
Obligations, end of year	$34,024	$29,519

The movements in the fair value of plan assets are as follows:

	December 31,	December 31,
	2020	2019

Assets, beginning of year	$19,382	$16,894
Return on assets	625	714
Actuarial gain	1,385	2,074
Employer contributions	345	743
Benefits paid	(1,111)	(1,043)
Assets, end of year	$20,626	$19,382

The amounts recognized in the consolidated statements of loss and comprehensive loss are as follows:

	December 31,	December 31,
	2020	2019

Current service costs, interest costs, and
return on assets included in cost of sales	$1,077	$913

The principal actuarial assumptions are as follows:

	December 31,	December 31,
	2020	2019

Discount rate (expense)	3.25%	4.25%
Discount rate (year end disclosures)	2.50%	3.25%
Future salary increases (salaried plan only)	5.00%	5.00%

A 1% decrease in discount rate would have resulted in approximately $6.1 million increase in the defined benefit obligation from $34.0 million to $40.1 million as at December 31, 2020 (2019: $4.9 million increase in the defined benefit obligation from $29.5 million to $34.4 million). A 1% increase in future salary increases would have resulted in approximately $0.1 million increase in the defined benefit obligation from $34.0 million to $34.1 million as at December 31, 2020 (2019: $0.1 million increase in the defined benefit obligation from $29.5 million to $29.6 million).

Plan assets are fully comprised of pooled or mutual funds. The expected return on plan assets at 3.2% (2019: 4.2%) is determined by considering the expected returns available on the assets underlying the current investment policy. Expected yield on fixed interest investments is based on gross redemption yields as at the end of the reporting period. Expected returns on equity investments reflect long-term real rates of return in the market.

Expected contributions to pension benefit plans for the year ended December 31, 2021 are approximately $2.2 million, inclusive of contributions for fiscal 2020 of $1.0 million. For the year ended December 31, 2020, the actuarial losses charged to other comprehensive loss are $2.5 million (2019: actuarial losses of $1.8 million).